SCHEDULE 14C INFORMATION
                                 (RULE 14c-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act Of 1934

Check  the  appropriate  box:

[ ]   Preliminary  information  statement    [ ]   Confidential, for  use of the
                                                   Commission only (as permitted
                                                   By Rule  14c-5(d)(2))
[X]   Definitive  information  statement

                             BERENS INDUSTRIES, INC.
                 (Name of Registrant as Specified in Its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]     No  fee  required.

[ ]     Fee  computed on table below per Exchange Act Rules 14-c-5(g) and 0-11.

(1)  Title  of  each  class  of  securities  to  which  transaction  applies:

(2)  Aggregate  number  of  securities  to  which  transaction  applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed  maximum  aggregate  value  of  transaction:

(5)  Total  fee  paid:

[ ]     Fee  paid  previously  with  preliminary  materials:


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


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
(1)     Amount  Previously  Paid:

(2)     Form,  Schedule  or  Registration  Statement  No:

(3)     Filing  Party:

(4)     Date  Filed:


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
                             BERENS INDUSTRIES, INC.

                         701 N. Post Oak Rd., Suite 630
                              Houston, Texas 77024

                                 August 1, 2001

          NOTICE OF CORPORATE ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

To  the  Stockholders  of  Berens  Industries,  Inc.:

     We are giving notice to you that our Board of Director has approved, and the holders of more than 50% of the outstanding shares of our common stock have consented in writing to, the following corporate actions:

     - Our Board of Directors shall consist of Robert E. Davis, Jeff Olexa, Manfred Sternberg and Jeffrey Hansen who shall serve as Directors until their successors are duly elected and qualified.

     - We shall amend our Articles of Incorporation to change the name of the company to Crescent Communications, Inc. The form of the Amendment to the Articles of Incorporation is attached hereto as Exhibit "A".

     - We shall effect a one for five (1:5) reverse split of our common stock.

     - Our independent auditors shall be Ham, Langston & Brezina, LLP, Certified Public Accountants of Houston, Texas for the year ending December 31, 2001.

     These corporate actions are described in detail in the Information Statement accompanying this notice. The date of August 1, 2001 has been fixed for the determination of stockholders entitled to receive this notice. We expect to consummate these corporate actions on or shortly after September 12, 2001. Our Board of Directors has approved these corporate actions.

     You have received this notice and Information Statement because we are required by Federal securities law, Nevada state law and our Articles of Incorporation, as amended, to advise all of our shareholders about these corporate actions. Under Nevada law and our Articles of Incorporation, as amended, the holders of at least a majority of our outstanding voting shares are permitted to approve the Amendment to the Articles of Incorporation by written consent in lieu of a meeting, provided that prompt notice of such actions are given to the other stockholders. Under the rules of the Securities and Exchange Commission, as amended, an Information Statement must be sent at least twenty days prior to the effective date of the actions to the holders of the voting stock who do not sign the written consent. This notice, which is being sent to all the holders of record as of August 1, 2001, is intended to serve as notice under Nevada law and as the Information Statement required by the Securities Exchange Act of 1934, as amended.


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
WE  ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.



                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            ----------------------------------
                                            /s/     Jeffrey  Hansen
                                                    Director


August  1,  2001
Houston,  Texas

                             BERENS INDUSTRIES, INC.

                         701 N. Post Oak Rd., Suite 630
                              Houston, Texas 77024

                                 August 1, 2001

                              INFORMATION STATEMENT

     We have mailed this Information Statement on or about August 17, 2001 to our stockholders of record as of August 1, 2001. This Information Statement is about our Board of Directors recent approval of corporate actions that were subsequently approved by a majority of our stockholders by written consent without a meeting as allowed by Nevada state law and Federal securities law. All necessary Board of Directors and shareholder approvals for these corporate actions have already been obtained and received by us. This Information Statement is furnished to you for the purpose of informing stockholders about the corporate actions in the manner required under Nevada state law and Federal securities law at least twenty days prior to the effective date of the actions. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                CORPORATE ACTIONS

     We are giving notice to you that our Board of Director has approved, and the holders of more than 50% of the outstanding shares of our common stock, have consented in writing to the following corporate actions:

     -     Action  I.  Our  Board of Directors shall consist of Robert E. Davis,
           ---------
           Jeff Olexa, Manfred Sternberg and Jeffrey Hansen who shall serve as Directors until their successors are duly elected and qualified.

     -     Action  II.  We  shall  amend our Articles of Incorporation to change
           ----------
           our name to Crescent Communications, Inc. The form of the Amendment to the Articles of Incorporation is attached hereto as Exhibit "A".

     -     Action  III.  We  shall  effect a one for five (1:5) reverse split of
           -----------
           our  common  stock.

     -     Action  IV.  Our  independent  auditors  shall  be  Ham,  Langston  &
           ----------
           Brezina, LLP, Certified Public Accountants of Houston, Texas for the year ending December 31, 2001.

     The majority stockholders' consent to the election of the four Directors, the Amendment to the Articles of Incorporation, the reverse stock split and the appointment of the independent auditor will take effect 20 days after the mailing of this Information Statement, or on such other date as may be specified by the Board of Directors. We anticipate effecting these corporate actions on or shortly after September 12, 2001. A summary of each of these corporate actions is included in this Information Statement.


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
     The Nevada General Corporation Law at Section 78.320-2 provides that a majority of the voting power may take action by written consent. The holders of a majority of the voting power of the shares entitled to vote on the corporate action consented to proceed, in each instance without a meeting of a shareholders, so as to: (i) eliminate the cost and management time required to hold a special or annual meeting of shareholders and (ii) effect the corporate actions as soon as possible and accomplish the purposes of the corporate actions in a timely manner.

     All corporate action necessary under Nevada law to approve the corporate actions has been taken. The Amendment to the Articles of Incorporation will be filed with the Nevada Secretary of State on or shortly after September 12, 2001, which will be at least 20 days after the mailing of this Information Statement to our shareholders, and will become effective shortly thereafter. The other corporate actions will take effect on or shortly after September 12, 2001, which is at least 20 days after the mailing of this Information Statement to our shareholders.

     Of the 19,143,495 shares of our common stock outstanding as of August 1, 2001, and the 600 shares of Series A Convertible, Non-Redeemable Preferred Stock ("Preferred Stock"), 12,426,350 shares of Common Stock and all 600 shares of the Preferred Stock approved the action by written consent. The 600 shares of Preferred Stock have voting rights based upon the conversion ratio of the Preferred Stock, which is 233,975 shares of common stock for each share of Preferred Stock. We do not have enough authorized common stock at this time to do a conversion of all the Preferred Stock. However, upon the 1:5 reverse split of our common shares and Preferred Stock, we will have enough authorized common stock to do a conversion of all the Preferred Stock. Until that time, the Preferred Stock will vote the equivalent of only up to the number of authorized and unissued shares of our common stock, which is 30,856,505 shares of common stock.

     After the reverse stock split is effected, there will be 3,828,699 shares of common stock outstanding and 120 shares of Preferred Stock outstanding. In the event of a conversion by the holders of the Preferred Stock, there will be approximately 31,905,699 shares of common stock outstanding, of which approximately 88% will be owned by the former holders of the Preferred Stock.

RECENT  EVENTS

     On July 23, 2001, we entered into a Stock Exchange Agreement with the shareholders of Solis Communications, Inc. Solis Communication, Inc. is a Texas Corporation that is in the co-location hosting and connectivity systems business. Solis was originally founded by Robert E. Davis to capitalize on the telecommunications' industry economic downturn by providing affordable co-location facilities to Internet service providers.

     Pursuant to the Stock Exchange Agreement, we acquired all of the issued and outstanding shares of Solis Communication, which became our wholly-owned subsidiary. In exchange, we issued an aggregate of 600 shares of our new Series A Convertible Non-Redeemable Preferred Stock to the three shareholders of Solis, who were Robert E. Davis, Jeff Olexa and Manfred Sternberg. On a fully


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
converted basis, the former shareholders of Solis beneficially own an aggregate of approximately 140,000,000 shares of our common stock. Each of the three former shareholders of Solis directly own 200 shares of our Series A Preferred Stock at this time.

     Our Board of Directors appointed Robert E. Davis as a new Director, and Marc Ivan Berens resigned as a Director as a condition of the Stock Exchange Agreement. Our Board presently consists of Jeffrey Hansen and Robert E. Davis.

                    ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

                                    ACTION 1.

                              ELECTION OF DIRECTORS

     On July 23, 2001, a majority of shareholders consented to the election as Directors of Robert E. Davis, Jeff Olexa, Manfred Sternberg and Jeffrey Hansen, to serve as our Directors until their successors are duly elected and qualified. Marc Ivan Berens resigned from the Board of Directors effective July 23, 2001. Messrs. Hansen and Davis are incumbent Directors. Mr. Sternberg is our Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary. Mr. Olexa is our President. Messrs. Sternberg and Olexa will become our Directors on or shortly after September 12, 2001.

DIRECTORS  ELECTED

     Jeffrey Hansen, age 49, has served as a director since July 2000. Mr. Hansen has owned and operated his own law practice for the past twenty years in Houston, Texas. Mr. Hansen has served as president of Simkova, LLC, general partner of Yolana Partnership, Ltd, since July 2000. He has a J.D., South Texas College of Law (1978), and a B.A. degree, State University of New York-Oswego
(1974).

     Manfred Sternberg, age 40, Chief Executive Officer, Chief Financial Officer, Treasurer, Secretary and Director-designee. Mr. Sternberg is licensed to practice law in Texas and Louisiana and is Board Certified in Consumer Law by the Texas Board of Legal Specialization. He has been engaged in the general practice of law since 1987. He has been primarily engaged in civil litigation and providing general counsel to several small companies in the Houston area. He has worked for his own law firm for the last ten years. Mr. Sternberg was the Chief Executive Officer of Crescent Services Corp. in January 2001, when an involuntary bankruptcy proceeding under Chapter 7 of the Bankruptcy Code was commenced against Crescent Services Corp. in a case styled In re: Crescent Services, Inc., Number 01-30189-H4-11, U.S. Bankruptcy Court, Southern District of Texas. Shortly thereafter, this was converted into a Chapter 11 debtor-in-possession proceeding. Manfred Sternberg was the Chief Executive Officer, Director and sole shareholder of Crescent. In July 2001, we purchased certain assets of Crescent for the cash sum of $150,000. Crescent remains in bankruptcy at this time. Mr. Sternberg is a graduate of Tulane University and Louisiana State University School of Law.


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
     Jeffrey Olexa, age 41, is our incumbent President. Mr. Olexa has 17 years experience in technical and consultative selling in the telecommunications and Internet industries. Prior to the purchase by Berens of the Crescent Services Corp. operating company, Mr. Olexa had been employed by Crescent Services Corp. since March 1999, in varying capacities, but most recently as President. Between 1990 and 1999, he was employed by National Business Group, a nation-wide integration company, where he served as Regional Director over the South Central Region. From 1986 to 1989 he worked for CXR Telecom. Prior to his private sector experience, Mr. Olexa was in the armed forces where he maintained an Air Force telecommunication facility. This facility utilized wireless communications, including line-of-site microwave communications and other broadband technologies between Greece, Turkey and Italy.

     Robert E. Davis, age 43, has been a Director since July 2001. Mr. Davis is involved in the energy industry, having founded several successful companies including, Upland Energy, Inc. in 1985, MPH Production Co. in 1988, and. Laguna Rig Service, Inc. in 1999. Mr. Davis has been the President of Upland Energy, Inc. since its incorporation and has primarily been involved in the oil and gas business since that time. Mr. Davis received a BBA in Finance from Texas A&M University in 1980.

     During the fiscal year ended December 31, 2000, our Board of Directors held four meetings. No incumbent director attended fewer than 75% of the meetings. The Company has no audit, compensation, or nominating committees.

                                    ACTION 2.

                            CHANGE OF CORPORATE NAME

     The board of directors and majority stockholders adopted a resolution setting forth an amendment to the Company's Articles of Incorporation. The certificate of amendment to the Articles of Incorporation, attached hereto as Exhibit "A", will amend Article I of our Articles of Incorporation changing the name from Berens Industries, Inc. to "Crescent Communications, Inc." The corporate name change will be made on or shortly after September 12, 2001.

     Our shareholders are not being requested to consider and approve the name change at a shareholder's meeting and will not vote on the proposal because it has already been approved by a majority of our shareholders pursuant to Section 78-320 of the Nevada Revised Statutes, which allows for shareholder action without notice and a meeting. The purpose of the name change is to better the nature of our broadband services business to our customers and the public.

     Upon the effective date of the name change we will take action to change the stock trading symbol for our common stock. Stock certificates representing the common stock issued prior to the effective date of the change in the corporate name to "Crescent Communications, Inc." will continue to represent the same number of shares (subject to the 1-for-5 reverse stock split described below), remain authentic, and will not be required to be returned to us or our transfer agent for reissuance. New stock certificates issued upon transfer of shares of common stock after the name change will bear the name "Crescent

Communications, Inc.", and will have a new CUSIP number. Delivery of existing stock certificates will continue to be accepted in transactions made by a shareholder after the corporate name is changed.

NO  DISSENTERS'  RIGHTS

     The Nevada General Corporation Law does not provide for statutory rights of appraisal in connection with any of the corporate actions discussed in this Information Statement.

                                   SECTION 3.

                               REVERSE STOCK SPLIT

     The Board of Directors and persons holding a majority of the issued and outstanding shares of our Common Stock have approved the 1-for-5 reverse split. Our shareholders are not being requested to consider and approve the Reverse split at a shareholder's meeting and will not vote on the proposal because it has already been approved by a majority of our shareholders pursuant to Section 78-320 of the Nevada Revised Statutes, which allows for shareholder action without notice and a meeting. We have summarized the material terms of the reverse split below.

PURPOSE  OF  PROPOSED  REVERSE  STOCK  SPLIT

     We have approved the reverse stock split in accordance with our contractual obligations in connection with our issuance of 600 shares of our Series A Preferred Stock in the Solis transaction described above. We are not aware of any present efforts by anyone to accumulate our common stock, and the proposed reverse split is not intended to be an anti-takeover device.

CERTAIN  EFFECTS  OF  THE  REVERSE  STOCK  SPLIT

     When the reverse split is consummated, you will own a fewer number of shares than you presently own. The effect of the reverse split upon the market price of our common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per new share of our common stock after the reverse split will go up or stay the same. The price could go down. There can be no assurance that the reverse split will increase the market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in the market price, which is dependent upon many factors, including our performance and prospects. The possibility exists that liquidity in the market price of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse split. The reverse split will increase the number of our stockholders who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. The market price of our common stock is also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

     The reverse split will be done on or shortly after ten days after September 12, 2001. The ten day waiting period will allow us to give notice to the NASD pursuant to Rule 10b-17 of the Exchange Act of 1934, as amended. Upon the


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
effective date of the reverse split, each five shares of our issued and outstanding common stock will automatically convert into one fully paid and nonassessable share of our common sock. Fractional shares will be rounded upward to the nearest whole share.

     Shareholders need not exchange their existing stock certificates. However, after the effective date of the reverse split, if you desire, you may submit your existing stock certificates to our transfer agent for cancellation and re-issuance: American Registrar & Transfer Company, 342 East 900 South, Salt Lake City, Utah 84111.

DESCRIPTION  OF  CAPITAL  STOCK  AND  VOTING  RIGHTS

Our authorized capital consists of 50,000,000 shares of common stock par value $.001 per share, and 10,000,000 shares of preferred stock, par value $.001 per share. As of August 1, 2001 there were 19,143,495 shares of common stock outstanding and 600 shares of Series A Preferred Stock outstanding. The holders of common stock and Series A Preferred Stock are entitled to vote on all matters to come before a vote of the shareholders. Series A Preferred Stock votes the number of shares of common stock into which it is convertible. We do not have enough authorized common stock at this time to do a conversion of all the Preferred Stock. However, upon the 1:5 reverse split of our common shares and Preferred Stock, we will have enough authorized common stock to do a conversion of all the Preferred Stock. Until that time, the Preferred Stock will vote the equivalent of only up to the number of authorized and unissued common stock, which is 30,856,505 shares of unissued common stock.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Securities Exchange Act of 1934 requires that our directors and executive officers, and persons who own beneficially more than ten percent of our common stock, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports we have received and on written representations from certain reporting persons, we believe that the current directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements except for one Form 4 for our former Director Mr. Berens reporting six transactions, which was untimely filed, one Form 4 for Mr. Berens reporting six transactions, which was untimely filed, and one Form 4 for Mr. Berens reporting three transactions, which was untimely filed; and six Form 4's for one of our Directors, Mr. Hansen, which were untimely filed.

                             EXECUTIVE COMPENSATION

     Manfred Sternberg became our Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary in July 2001. No present executive officer or director received in excess of $100,000 in compensation during the fiscal year ended December 31, 2000. Marc Berens is no longer a Director or Executive Officer.

EMPLOYMENT  AGREEMENTS

     We do not have any employment agreements with any of our officers or directors.

          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGMENT

     The following table sets forth, as of August 1, 2001 the amount percentage of outstanding shares of our common stock owned by:

          - each person known to beneficially own more than 5% of our outstanding common stock;
          -    each  director;
          -    each  executive  officer;  and
          -    all  executive  officers  and  directors  as  a  group

                                  Class of         Amount of       Percent of
Name and Address                  Securities       Securities      Class
------------------------------------------------------------------------------

Robert E. Davis                  Common Stock      11,117,751 (1)(2)   36.7%
701 N. Post Oak Road, Suite 630
Houston, Texas 77024

Jeff Olexa                       Common Stock      10,285,501   (1)    35.0%
701 N. Post Oak Road, Suite 630
Houston, Texas 77024

Manfred Sternberg                Common Stock      10,897,251   (1)    37.1%
701 N. Post Oak Road, Suite 630
Houston, Texas 77024

Jeffrey Hansen                   Common Stock       9,504,000   (3)    49.9
701 N. Post Oak Road, Suite 630
Houston, Texas 77024

Yolana Partnership, Ltd.
701 N. Post Oak Road, Suite 630  Common Stock       9,400,000          49.2%
Houston, Texas 77024

Marc Ivan Berens                 Common Stock      11,662,600          60.9%
701 N. Post Oak Road, Suite 630
Houston, Texas 77024

================================================================================
All Directors and Executive      Common Stock      41,518,253   (5)    83.1%
Officers as a group-4 persons
================================================================================

(1) Includes 10,285,501 shares of common stock issuable on conversion of Series A Preferred. We do not have enough authorized common stock at this time to effect a conversion of all the Preferred Stock. However, upon the 1:5 reverse split of our common shares and Preferred Stock, we will have enough authorized common stock to effect a conversion of all the Preferred Stock. Until that time, the Preferred Stock will vote the equivalent of only up to the number of our authorized and unissued common stock, which is 30,856,505 shares of common stock. For the purposes of computation for this table, each of the three holders of Preferred Stock has been allocated one-third of the currently authorized and unissued common stock

(2) Includes 203,700 shares owned by Mr. Davis' family. Mr. Davis controls these shares.

(3) Includes 9,400,000 shares of common stock owned by Yolana Partnership, Ltd., whose general partner is Simkova, L.L.C. Mr. Hansen is the control person of Simkova, L.L.C. Includes 104,000 shares of common stock owned by Estelle Investments, Ltd. Mr. Hansen is the president of Estelle Investments, Ltd.

(4) Includes 525,000 owned by the Berens Foundation. Mr. Berens is a control person of the Berens Foundation.

================================================================================

(5) Includes 30,856,505 shares of common stock issuable upon conversion of Preferred Stock. We do not have enough authorized common stock at this time to do a conversion of all the Preferred Stock. However, upon the 1:5 reverse split of our common shares and Preferred Stock, we will have enough authorized common stock to do a conversion of all the Preferred Stock. Until that time, the Preferred Stock will vote the equivalent of only up to the number of authorized and unissued common stock, which is 30,856,505 shares of common stock.

(6) Includes 11,662,600 shares beneficially owned by Mr. Berens, 9,400,000 shares are owned by the Yolana Partnership, Ltd., of which Mr. Berens is a beneficiary, 583,000 shares are owned by the Berens Foundation, a non-profit organization of which Mr. Berens is a trustee, and 1,639,600 shares are owned by Mr. Berens in his own name.

================================================================================


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In June 1999, we completed a reverse merger with Berensgallery.com, Inc. in which we issued 2,893,250 shares of our common stock to the shareholders of Berensgallery.com, Inc. Of these shares, an aggregate of 2,623,000 shares of our common stock were issued to Mr. Berens and family members of Mr. Berens. In December 1999, we acquired Artmovement.com, Inc. for 12,960,000 shares of our common stock. Of these shares, an aggregate of 5,460,000 shares of our common stock were issued to Messrs. Berens and Hansen, and family members of Mr. Berens. In February 2000, Mr. Berens was issued 250,000 shares of our common stock in exchange for his guarantee of a credit line for Berens Industries.

     In December 2000, we issued to Yolana Partnership, Ltd. 2,000,000 shares of common stock, of which 1,500,000 shares were issued in lieu of services rendered valued at $75,000, and 500,000 shares were issued for $25,000 cash.

     In December 2000, we issued to Mr. Hansen 40,000 shares of common stock in lieu of services rendered at valued at $1,600.

     In January 2001, we issued to Mr. Berens 525,000 shares of common stock in lieu of services rendered in 2000 which were valued at $31,000. In March 2001, we issued to Mr. Berens 750,000 shares of common stock in lieu of services rendered valued at $36,000.

     Mr. Sternberg was the Chief Executive Officer of Crescent Services Corp. in January 2001, when an involuntary bankruptcy proceeding under Chapter 7 of the Bankruptcy Code was commenced against Crescent Services Corp. in a case styled In re: Crescent Services, Inc., Number 01-30189-H4-11, U.S. Bankruptcy Court, Southern District of Texas. Shortly thereafter, this was converted into a Chapter 11 debtor-in-possession proceeding. Manfred Sternberg was the Chief Executive Officer, Director and sole shareholder of Crescent. In July 2001, we purchased certain assets of Crescent for the cash sum of $150,000.

     On July 23, 2001, we entered into a Stock Exchange Agreement with the shareholders of Solis Communications, Inc. Solis Communication, Inc. is a Texas Corporation that is in the co-location hosting and connectivity systems business. Solis was originally founded by Robert E. Davis to capitalize on the telecommunications' industry economic downturn by providing affordable co-location facilities to Internet service providers.

     Pursuant to the Stock Exchange Agreement, we acquired all of the issued and outstanding shares of Solis Communication, which became our wholly-owned subsidiary. In exchange, we issued an aggregate of 600 shares of our new Series A Convertible Non-Redeemable Preferred Stock to the three shareholders of Solis, who were Robert E. Davis, Jeff Olexa and Manfred Sternberg. On a fully converted basis, the former shareholders of Solis beneficially own an aggregate of approximately 140,000,000 shares of our common stock. Each of the three former shareholders of Solis directly own 200 shares of our Series A Preferred Stock at this time.

     At the time of the Stock Exchange Agreement, we entered into a Stock Redemption Agreement with Yolana Partnership, Ltd. ("Yolana"), one of our significant shareholders, whereby Yolana has returned to us for cancellation 7,000,000 shares of our common stock. In addition, Yolana signed to a one-year lock-up letter on another 7,000,000 of our shares that it owns.

     We also entered into an Escrow Agreement with Yolana whereby Yolana has escrowed 2,000,000 of our shares that it owns. Pursuant to the terms of the Escrow Agreement if we receive an aggregate of $150,000 from certain types of financings by January 10, 2002, then the escrowed shares will be returned to Yolana. If we do not receive $150,000 then Yolana may contribute the difference to us and receive the escrowed shares. If we do not receive the $150,000 or Yolana does not contribute the difference by the end of the escrow period then we will take possession of the escrowed shares for cancellation.

     We also entered into an Option and Distribution Agreement with the former shareholders of Solis and Yolana which provides that we may, in the future, under certain circumstances, including raising an additional $600,000, undertake to spin off of our Artmovement.com, Inc. subsidiary. If we do undertake a spin off of Artmovement.com the former shareholders of Solis have agreed, assuming that Yolana pays for the costs related to the spin off, including any costs of registration, to sell the shares that they would receive from the spin off to Yolana.

                                   SECTION 4.

                              INDEPENDENT AUDITORS

     On July 23, 2001, a majority of shareholders, by consent, voted to retain and ratify the selection of Ham, Langston & Brezina, LLP as our independent auditors for the year ending December 31, 2001.

AUDIT  FEES

     Ham, Langston & Brezina, LLP billed us in the aggregate amount of $14,000 for professional services rendered for their audit of our annual financial statements and their reviews of the financial statements included in our Forms 10-QSB for the year 2000. We were not billed for professional services from any other accounting firm for audits or reviews done in the year 2000.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     During the year 2000, Ham, Langston & Brezina, LLP did not bill us for, nor perform, any financial information systems design or implementation. In the year 2000, we were not billed for professional services from any other accounting firm for information systems design or implementation.

ALL  OTHER  FEES

     In the year 2000, Ham, Langston & Brezina, LLP billed us $500 for tax services and $3,250 for services in connection with a Form SB-2. We were not billed or any other professional services by any other accounting firm in the year 2000.

AUDITOR  INDEPENDENCE

     Our board considers that the work done for us in the year 2000 by Ham, Langston & Brezina, LLP is compatible with maintaining Ham, Langston & Brezina, LLP's independence.

AUDITOR'S  TIME  ON  TASK

     At least 50% of the work expended by Ham, Langston & Brezina, LLP on our year 2000 audit was attributed to work performed by Ham, Langston & Brezina, LLP's full-time, permanent employees.

                             ADDITIONAL INFORMATION

     We file annual, quarterly and current reports on Forms 10-KSB, 10-QSB and Form 8-K, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information that we file at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C., and at the Commission's offices in New York City and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information regarding the operation of the public reference rooms. Our public filings are also available to the public from commercial document retrieval services and at the SEC's web site maintained at http://www.sec.gov. Our Internet address is www.crescentb.com.

     You may obtain current documents mentioned in this information statement by your request in writing or by telephone to the following:

                    Berens  Industries,  Inc.
                    701  N.  Post  Oak  Road,  Suite  630
                    Houston,  Texas  77024
                    (713)  682-7400
                    Attention: Manfred Sternberg, Chief Executive Officer

     Documents, which may be incorporated by reference after the date of this information statement, are available from us without charge, excluding all exhibits unless specifically incorporated by reference as an exhibit to this information statement. If you request documents from us, we will mail them to you by first class mail, or other equally prompt means within one business day of our receipt of your request.

                                            BY ORDER OF THE BOARD OF DIRECTORS


                                            ----------------------------------
                                            /s/     Jeffrey  Hansen
                                                    Director

                                   EXHIBIT "A"

FORM  OF  ARTICLES  OF  AMENDMENT  TO  THE  RESTATED  ARTICLES  OF INCORPORATION


                              ARTICLES OF AMENDMENT
                                     TO THE
                       RESTATED ARTICLES OF INCORPORATION
                                       OF
                            BERENS INDUSTRIES, INC.

              CHANGING ITS NAME TO:  CRESCENT COMMUNICATIONS, INC.

We, the undersigned, Jeffrey Olexa, President of Berens Industries, Inc., and Manfred Sternberg, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Berens Industries, Inc., do hereby certify that:

Pursuant to Nevada Revised Statutes '78.385 and '78.390, the undersigned corporation adopted the following Articles of Amendment to its Restated Articles of Incorporation.

          Article I of the Restated Articles of Incorporation is amended in its entirety to read:


          1. The name of the corporation shall be: CRESCENT COMMUNICATIONS, INC.


The Board of Directors recommended and consented to this change and amendment on July 23, 2001. A majority of the shareholders of the corporation consented pursuant to '78.320 to change and amend the Articles of Incorporation. A total of 12,426,350 shares of common stock and 600 shares of the Series A Preferred Stock consented, which constituted the consent of a majority of the shares entitled to vote on this amendment.



                              ----------------------------------------
                              by  /s/  ______________________
                              Jeffrey  Olexa
                              President,  Berens  Industries,  Inc.


                              ----------------------------------------
                              by  /s/  ______________________
                              Manfred  Sternberg
                              Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary of Berens Industries, Inc.

STATE  OF  TEXAS
COUNTY  OF  HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared Jeffrey Olexa, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN  UNDER MY HAND AND SEAL of office this _______ day of September 2001.




                              (signed)_________________________________
[Notary  Seal]                /s/ _____________________________________
                              NOTARY  PUBLIC  IN  AND  FOR  THE
                              STATE  OF  TEXAS


My  commission  expires  _______________



STATE  OF  TEXAS
COUNTY  OF  HARRIS

     BEFORE ME, the undersigned authority, on this day personally appeared Manfred Sternberg, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN  UNDER MY HAND AND SEAL of office this _______ day of September 2001.

                              _________________________________
[Notary  Seal]                /s/_______________________________
                              NOTARY  PUBLIC  IN  AND  FOR  THE
                              STATE  OF  TEXAS

My  commission  expires  _______________